                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

FILED BY THE REGISTRANT  [X]   FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

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Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                              Boca Research, Inc.
                (Name of Registrant as Specified In Its Charter)

      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount previously paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

                              BOCA RESEARCH, INC.
                             1601 CLINT MOORE ROAD
                           BOCA RATON, FLORIDA 33487

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER 29, 2000

To the Shareholders of
Boca Research, Inc.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Boca Research, Inc. (the "Company") will be held on Friday, September 29, 2000, at 9:00 a.m., Local Time, at the offices of the Company, 1601 Clint Moore Road, Boca Raton, FL 33487, for the following purposes:

     1. To consider and act upon a proposal to approve an amendment to the Company's Articles of Incorporation to change the name of the Company to "Inprimis, Inc." (the "Corporate Name Change").

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The close of business on August 15, 2000 has been fixed by the Board of Directors as the record date for the determination of the Shareholders entitled to notice of and to vote at the meeting or any adjournments thereof. Shareholders are requested to date, sign and mail the enclosed proxy promptly in the enclosed addressed envelope. If you should be present at the meeting and desire to vote in person, you may withdraw your proxy.

                                            By Order of the Board of Directors,

                                            /s/ Robert W. Federspiel
                                            Robert W. Federspiel, Secretary

August 24, 2000

                              BOCA RESEARCH, INC.
                             1601 CLINT MOORE ROAD
                           BOCA RATON, FLORIDA 33487

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS

                                                                 August 24, 2000

To the Shareholders of
Boca Research, Inc.:

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Boca Research, Inc. (the "Company") from the holders of Company common stock, par value $0.01 per share ("Common Stock"), as of the record date of August 15, 2000 (the "Shareholders") to be used at the Special Meeting of Shareholders (the "Special Meeting") and at any adjournments thereof, to be held at 9:00 a.m., Local Time, on Friday, September 29, 2000, at the offices of the Company, 1601 Clint Moore Road, Boca Raton, FL 33487.

     Any proxy given pursuant to this solicitation may be revoked by notice in writing to the Secretary prior to the voting, by the Shareholder delivering a proxy bearing a later date or by attending the Special Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy, however, will be effective until received by the Company at or prior to the Special Meeting. Unless the proxy is revoked, the shares represented thereby will be voted at the Special Meeting or any adjournment thereof. The giving of the proxy does not affect the right to vote in person should the Shareholder attend the meeting.

     The Company will bear the cost of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph or in person and arrange for brokerage houses and their custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company. The Company may retain a proxy solicitation firm to aid in soliciting proxies from its shareholders. The fees of any such firm would not be expected to exceed $5,000 plus reimbursement of out-of-pocket expenses.

     It is important that proxies be returned promptly to avoid unnecessary expense. Therefore, whether you plan to attend or not, you are urged regardless of the number of shares of stock owned, to date, sign and return the enclosed proxy promptly.

     These proxy materials are first being mailed to Shareholders on or about August 24, 2000.

     Shares of Common Stock are the only outstanding voting securities of the Company.

     In accordance with the By-Laws of the Company, the Board of Directors has fixed the close of business on August 15, 2000 as the record date (the "Record Date") for determining the Shareholders entitled to notice of and to vote at the Special Meeting and adjournments thereof. At the close of business on such date, the outstanding number of voting securities of the Company was 11,608,788 shares of Common Stock, each of which is entitled to one vote. All votes will be tabulated by employees of Automatic Data Processing, Inc., who will serve as inspector of election. Abstentions and broker non-votes are each included in the determination of the number of shares present but are not counted on any matters brought before the meeting.

                               SECURITY OWNERSHIP

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of July 31, 2000 (i) by each person who is known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) by each director, the Chief Executive Officer and the Company's four most highly compensated executive officers (other than the Chief Executive Officer) who were serving as executive officers at the end of the last completed fiscal year and (iii) by all executive officers and directors of the Company as a group. Except as otherwise noted, each person has sole voting and investment power over the shares shown as beneficially owned, except to the extent authority is shared by spouses under applicable law.

                                                               AMOUNT AND
                                                                 NATURE
                                                              OF BENEFICIAL   PERCENT
                  NAME OF BENEFICIAL OWNER                      OWNERSHIP     OF CLASS
                  ------------------------                    -------------   --------
Infomatec Integrated Information Systems AG
  Steinerne Furt 76
  86167 Augsburg, Germany...................................    1,701,265       14.7%
National Semiconductor Corporation
  2900 Semiconductor DriveSanta Clara, CA 95052-8090........      691,085        6.0%
Robert W. Ferguson (1)......................................      345,222        3.0%
Larry L. Light (2)..........................................       86,404          *
Anthony F. Zalenski (3).....................................      608,875        5.2%
Navroze S. Mehta (4)........................................            0          *
Alex S. Oprescu (5).........................................       24,684          *
H. Ric Luhrs (6)............................................       52,829          *
Douglas K. Raborn (7).......................................       22,000          *
Joseph M. O'Donnell (8).....................................       50,829          *
Arthur R. Wyatt (9).........................................       77,829          *
Blaine E. Davis (10)........................................       57,829          *
Eduard Will (11)............................................       22,000          *
Karl Gruns (12).............................................       22,000          *
Bernard A. Carballo (13)....................................       22,000          *
Philip A. Vachon (14).......................................       12,000          *
Rob van Oostenbrugge (15)...................................       12,000          *
All directors and executive officers as a group (15 persons)
  (16)......................................................    1,416,501       11.2%

* Less than 1%
---------------
 (1) Chief Executive Officer of the Company. Includes 190,222 shares owned by a trust of which Mr. Ferguson is grantor and 155,000 shares which Mr. Ferguson has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Option Plan.

 (2) Chief Operating Officer of Inprimis Technologies, Inc. Includes 83,880 shares which Mr. Light has the right to acquire within sixty days pursuant to the 1992 Stock Option Plan.

 (3) Former President and Chief Executive Officer of the Company. Includes 498,176 shares which Mr. Zalenski has the right to acquire within sixty days pursuant to the 1992 Stock Option Plan.

 (4) Former President of Boca Global, Inc.

 (5) Senior Vice President, Worldwide Business Development of the Company. Includes 23,846 shares which Mr. Oprescu has the right to acquire within sixty days pursuant to the 1992 Stock Option Plan.

 (6) Director of the Company. Includes 32,000 shares which Mr. Luhrs has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Option Plan.

 (7) Director of the Company. Includes 22,000 shares which Mr. Raborn has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Option Plan.

 (8) Director of the Company. Includes 47,000 shares which Mr. O'Donnell has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Option Plan.

 (9) Director of the Company. Includes 47,000 shares which Mr. Wyatt has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Plan.

(10) Director of the Company. Includes 47,000 shares which Mr. Davis has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Option Plan.

(11) Director of the Company. Includes 22,000 shares which Mr. Will has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Option Plan.

(12) Director of the Company. Includes 22,000 shares which Mr. Gruns has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Option Plan.

(13) Director of the Company. Includes 22,000 shares which Mr. Carballo has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Option Plan.

(14) Director to the Company. Includes 12,000 shares which Mr. Vachon has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Option Plan.

(15) Director to the Company. Includes 12,000 shares which Mr. van Oostenbrugge has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Option Plan.

(16) Includes 1,045,902 shares which certain individuals have the right to acquire within sixty days pursuant to the Non-Qualified Stock Option Plan, 1992 Stock Option Plan, 1992 Non-Employee Director Stock Option Plan and 1996 Non-Employee Director Stock Option Plan.

                       APPROVAL OF CORPORATE NAME CHANGE

     At the Special Meeting, holders of shares of Common Stock will be asked to consider and vote upon a proposal to change the name of the Company from "Boca Research, Inc." to "Inprimis, Inc." (the "Corporate Name Change"), by means of an amendment to the Company's Articles of Incorporation. The Board of Directors has adopted resolutions approving the Corporate Name Change and recommending that the Corporate Name Change be submitted to the shareholders for their approval at the Special Meeting. If the proposed amendment to the Articles of Incorporation is approved by the requisite number of shares of Common Stock entitled to vote at the Special Meeting, the Corporate Name Change and the proposed amendment to the Company's Articles of Incorporation will become effective upon the filing of a Certificate of Amendment of Articles of Incorporation with the Secretary of State of Florida, which is expected to occur shortly after Shareholder approval.

     The Corporate Name Change is the Company's latest in a series of moves to capitalize on the rapidly growing market for Internet-based appliances. In February, the Company established Inprimis Technologies Inc., a wholly owned subsidiary, to help consumer electronics, telecommunications and technology companies bring devices to market quickly and cost effectively.

     Changing the Company's name to Inprimis, Inc. reflects its transition from a modem and computer peripherals hardware manufacturer to a business-to-business provider of design services and software technology for interactive, infotainment and Internet-based appliances. Accordingly, the Board of Directors has decided that the Company's Articles of Incorporation should be amended to change the Company's corporate name to "Inprimis, Inc."

     The Board of Directors believes that the Corporate Name Change, and accordingly the proposed amendment, are in the best interests of the Company and its Shareholders and recommends that the Shareholders approve the Corporate Name Change and the proposed amendment of the Company's Articles of Incorporation.

     The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock is required for approval of the Corporate Name Change and the proposed amendment of the Articles of Incorporation. Abstentions and broker non-votes will have the effect of "no" votes.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE CORPORATE NAME CHANGE AND THE RELATED AMENDMENT TO THE ARTICLES OF INCORPORATION.

                             SHAREHOLDER PROPOSALS

     Any shareholder of the Company who desires to submit a proposal for inclusion in the Company's proxy materials for its Annual Meeting of Shareholders to be held in 2001 must submit the proposal to the Company no later than December 31, 2000. The Company retains the right to omit any such proposal from its proxy materials if the proposal does not otherwise satisfy the requirements for inclusion of SEC Rule 14a-8.

     Any shareholder proposal with respect to the 2001 Annual Meeting that is submitted outside the processes of Rule 14a-8 will be considered "untimely" for purposes of SEC Rule 14a-4(c)(1) if it is not submitted to the Company on or before March 18, 2001. Proxies solicited by the Board of Directors for the 2001 Annual Meeting may confer discretionary authority to vote on any such untimely proposal without express direction from shareholders giving such proxies.

                                 OTHER MATTERS

     At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is that which is set forth herein. If any other matter or matters are properly brought before the Special Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying Proxy Card to vote proxies on such matters in accordance with their judgment.

                                            By Order of the Board of Directors,

                                            /s/ Robert W. Federspiel
                                            Robert W. Federspiel, Secretary
Boca Raton, Florida
August 24, 2000

                              BOCA RESEARCH, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

                        SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 29, 2000

    The undersigned shareholder of Boca Research, Inc. (the "Company"), revoking all previous proxies, hereby appoints Robert W. Ferguson and Robert W. Federspiel, and each of them acting individually, as proxies of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders of the Company, to be held at the Company's offices, at 1601 Clint Moore Road, Boca Raton, Florida, on September 29, 2000 at 9:00 a.m., and at any adjournments thereof, all shares of Common Stock of the Company that the undersigned is entitled to vote at such meeting on matters which may come before the Special Meeting in accordance with and as more fully described in the Notice of Special Meeting of Shareholders and the Proxy Statement.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH YOUR DIRECTIONS ON THIS CARD. IF YOU DO NOT INDICATE YOUR CHOICE ON THIS CARD, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL TO ADOPT AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "INPRIMIS, INC." THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO THE PROXY HOLDERS NAMED WITHIN WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE PROXY STATEMENT REGARDING THE SPECIAL MEETING SCHEDULED FOR SEPTEMBER 29, 2000.

               PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND
                   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

BOCA RESEARCH, INC.
C/O PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

VOTE BY PHONE -- 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY INTERNET -- www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and create an electronic voting instruction form.

VOTE BY MAIL --
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return to Boca Research, Inc. c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

                        BOCA01                KEEP THIS PORTION FOR YOUR RECORDS
 ------------------------------------------------------------------------------
                                               DETACH AND RETURN THIS PROXY ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

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BOCA RESEARCH, INC.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

VOTE ON PROPOSAL                                           FOR  AGAINST  ABSTAIN

1.  PROPOSAL TO ADOPT AN AMENDMENT TO THE COMPANY'S        [ ]    [ ]      [ ]
    ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE
    COMPANY TO "INPRIMIS, INC."

    The Board of Directors Recommends a Vote FOR Proposal 1.

2.  OTHER MATTERS

    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments thereof.

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THE BOOKS OF THE COMPANY. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. TRUSTEES AND OTHER FIDUCIARIES SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN, AND WHERE MORE THAN ONE NAME APPEARS, A MAJORITY MUST SIGN. IF A CORPORATION, THIS SIGNATURE SHOULD BE THAT OF AN AUTHORIZED OFFICER WHO SHOULD STATE HIS OR HER TITLE.


----------------------------------------------             ------------------------------------

----------------------------------------------             ------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)     Date


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